SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8K

                        Current Report
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): April 17, 2006


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                1-3215              22-1024240

(State or other             Commission        (I.R.S. Employer
jurisdiction                File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events

During  the  fiscal first quarter of 2006 the Company adopted  SFAS
No. 123(R), Share   Based  Payment.   The  Company  has  applied
the  modified retrospective transition   method  to  implement  SFAS
No.  123(R).   Previously reported financial  statements have been
restated to reflect SFAS No. 123 disclosure amounts. The following financial information is included in this Form 8-K and reflects the impact of the adoption of SFAS No. 123(R).


Exhibit 99.15

Consolidated Statements of Earnings for 1995 - 2005 including the fiscal first, second, third and fourth quarters of 2005

Operating Profit for 2003 - 2005 including the fiscal first, second, third and fourth quarters of 2005

Consolidated Balance Sheets for 2003 -2005 including the fiscal first, second, and third quarters of 2005

Consolidated Statements of Cash Flows for 2003 - 2005 including the fiscal first, second, and third quarter year-to-date of 2005

Summary of Operations and Statistical Data 1995 - 2005 which appears on page 66 of the 2005 Annual Report, filed as Exhibit 13 to the Company's 2005 Form 10-K




                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   JOHNSON & JOHNSON




Date: April 17, 2006      By: /s/ Stephen J. Cosgrove
                              Stephen J. Cosgrove
                              Chief Accounting Officer